--------------------------------------------------
OFFICERS AND DIRECTORS

Barton M. Biggs             Frederick B. Whittemore
  CHAIRMAN OF THE BOARD     DIRECTOR
Warren J. Olsen             James W. Grisham
  PRESIDENT AND DIRECTOR    VICE PRESIDENT
John D. Barrett II          Harold J. Schaaff, Jr.
  DIRECTOR                  VICE PRESIDENT
Gerard E. Jones             Joseph P. Stadler
  DIRECTOR                  VICE PRESIDENT
Andrew McNally, IV          Valerie Y. Lewis
  DIRECTOR                  SECRETARY
Samuel T. Reeves            Karl Hartmann
  DIRECTOR                  ASSISTANT SECRETARY
Fergus Reid                 James R. Rooney
  DIRECTOR                  TREASURER
Frederick O. Robertshaw     Joanna H. Haigney
  DIRECTOR                  ASSISTANT TREASURER

---------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
---------------------------------------------
CUSTODIANS
The Chase Manhattan Bank, N.A.
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                             VALUE EQUITY PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1995

LETTER TO SHAREHOLDERS
-------

Our value investment philosophy for the Value Equity Portfolio is based on the premise that a diversified portfolio of undervalued securities will outperform the market over the long-term, and can be expected to preserve principal in a difficult market environment.

Key aspects of our philosophy are as follows:

  Reversion to mean valuation levels (return to the long term average) is the most consistent and powerful force in investing.

  We buy companies selling at less than our research measures to be their true worth.

PERFORMANCE  COMPARED  TO  THE  S&P  500  INDEX  AND  THE  INDATA  EQUITY-MEDIAN
INDICES(1)
----------------------------------------------------

                                                 TOTAL RETURNS(2)
                                 ------------------------------------------------
                                                         AVERAGE       AVERAGE
                                                         ANNUAL        ANNUAL
                                               ONE        FIVE          SINCE
                                    YTD       YEAR        YEARS       INCEPTION
                                 ---------  ---------  -----------  -------------
Portfolio......................      26.77%     22.94%      15.55%        11.36%
S&P 500........................      29.73      29.71       17.21         14.05
Indata Equity-Median...........      26.67      25.43       16.85         13.56

1. The Indata Equity-Median Index and the S&P 500 Stock Index are unmanaged indices of common stocks. The Indata Equity-Median Index includes an average asset allocation of 5% cash and 95% equity based on $30.6 billion in assets among 562 portfolios for the nine month period ended September 30, 1995.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

  Our Portfolio is characterized by a distinctly below average price-to-earnings ratio, price-to-book ratio, and a high dividend yield.

  We limit our universe of investments to larger, liquid stocks. This is a list similar to the S&P 500.

  Investment decisions are based on research undertaken by the Morgan Stanley Asset Management/Chicago investment team.

The total return of the Value Equity Portfolio for the nine month period ended September 30, 1995 was 26.77% as compared to 29.73% for the S&P 500 Index and 26.67% for the Indata Equity-Median Index for the same period. The total return of the Portfolio for the twelve months ended September 30, 1995 and the average annual total return for the five years ended September 30, 1995 and for the period from inception on January 31, 1990 through September 30, 1995 were 22.94%, 15.55% and 11.36%, respectively, compared to 29.71%, 17.21% and 14.05%
for the S&P 500 Index, and 25.43%, 16.85% and 13.56% for the Indata Equity-Median Index for the same periods.

The Portfolio holds undervalued companies with a wide valuation gap as compared to the characteristics of the S&P 500:

                                            P/E        P/B
                                         ---------  ---------
Value Equity Portfolio.................      14.6x       2.3x
S&P 500................................      16.6x       3.3x

For the three month period ended September 30, 1995, the total return of the Portfolio was 6.16% compared with 7.94% for the S&P 500 Index and 7.98% for the Indata Equity-Median Index.

The Value Equity Portfolio performance during the third quarter of 1995 was driven primarily by stock selection, and by certain industry overweightings/underweightings relative to the S&P 500. Significant industry weightings that affected performance included an overweighting in financial services and utilities which positively affected performance and an underweighting in technology, which hurt performance. The best performing sectors in the Portfolio during the third quarter were financial services, transportation, and health care. The sectors which underperformed the most were capital goods, multi-industry and retail.

During July, J.C. Penney and TJX Companies were added to the Portfolio, increasing the portfolio exposure to the retail sector. These stocks represent attractive values in the cheap retail sector. CPC International was sold, having reverted to fair valuation. Positions in Sallie Mae (Student Loan Marketing Association) and Phelps Dodge were pared back after strong upside performance. During August, V.F. Corp. was sold and Louisiana-Pacific (LPX) was purchased. LPX was purchased at an attractive valuation after its stock had fallen from a high of $48 in early 1994 to the mid-$20 range on weakness in the housing market and concerns over product liability and management changes.

Individual issues which exhibited positive excess total returns relative to the S&P 500 in the third quarter of 1995 included Chemical Banking Corp. with a 30% return; Upjohn with a 20% return; St. Paul Companies with a 19% return; and NYNEX Corp. with a 19% return. Holdings exhibiting negative relative returns included Apple Computer, down 20% and Fleming Companies, down 8%.

We continue to expect small-cap stocks to outperform large-cap stocks, and have structured the Portfolio accordingly. We also believe that our decrease in exposure to non-dollar earnings will benefit the Portfolio over the next year as the dollar strengthens.

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1995

                                                                           VALUE
  SHARES                                                                   (000)
------------------------------------------------------------------------  --------
COMMON STOCKS (96.2%)
  AEROSPACE (2.5%)
  39,300   United Technologies Corp.                                      $  3,473
                                                                          --------
  BANKING (10.1%)
  43,750   BankAmerica Corp.                                                 2,619
  36,000   Bankers Trust (New York) Corp.                                    2,529
  53,700   Chemical Banking Corp.                                            3,269
  74,000   First of America Bank Corp.                                       3,182
  58,550   Mellon Bank Corp.                                                 2,613
                                                                          --------
                                                                            14,212
                                                                          --------
  CAPITAL GOODS (1.7%)
  28,900   Deere & Co.                                                       2,352
                                                                          --------
  CHEMICALS (4.0%)
  41,275   Eastman Chemical Co.                                              2,641
  30,200   Monsanto Co.                                                      3,043
                                                                          --------
                                                                             5,684
                                                                          --------
  COMMUNICATIONS (7.4%)
  60,200   NYNEX Corp.                                                       2,874
  54,800   SBC Communications, Inc.                                          3,014
  80,100   Sprint Corp.                                                      2,804
  35,600   U.S. West, Inc.                                                   1,678
                                                                          --------
                                                                            10,370
                                                                          --------
  CONSUMER-DURABLES (3.6%)
  86,800   Ford Motor Co.                                                    2,701
  50,900   General Motors Corp.                                              2,386
                                                                          --------
                                                                             5,087
                                                                          --------
  CONSUMER-RETAIL (6.9%)
  51,800   J.C. Penney Co., Inc.                                             2,570
 164,200   Kmart Corp.                                                       2,381
 150,500   TJX Companies, Inc.                                               1,787
 184,500   Woolworth Corp.                                                   2,906
                                                                          --------
                                                                             9,644
                                                                          --------
  CONSUMER-SERVICE & GROWTH (5.9%)
  88,300   Deluxe Corp.                                                      2,925
  42,600   Eastman Kodak Co.                                                 2,524
 118,700   Ogden Corp.                                                       2,789
                                                                          --------
                                                                             8,238
                                                                          --------
  CONSUMER-STAPLES (6.8%)
  62,100   American Brands, Inc.                                             2,624
  43,700   Anheuser Busch Cos., Inc.                                         2,726
 111,600   Fleming Cos., Inc.                                                2,678
  33,000   Heinz (H.J.) Co.                                                  1,510
                                                                          --------
                                                                             9,538
                                                                          --------

                                                                           VALUE
  SHARES                                                                   (000)
------------------------------------------------------------------------  --------
  ENERGY (6.4%)
  80,900   Ashland, Inc.                                                  $  2,700
  19,650   Mobil Corp.                                                       1,958
  16,050   Royal Dutch Petroleum Co.                                         1,970
  37,250   Texaco, Inc.                                                      2,407
                                                                          --------
                                                                             9,035
                                                                          --------
  FINANCIAL-DIVERSIFIED (1.7%)
  43,250   Student Loan Marketing Association                                2,336
                                                                          --------
  FOREST PRODUCTS AND PAPER (1.8%)
 104,600   Louisiana-Pacific Corp.                                           2,523
                                                                          --------
  HEALTH CARE (8.7%)
  69,900   Bausch & Lomb, Inc.                                               2,892
  73,800   Baxter International, Inc.                                        3,035
  37,700   Bristol-Myers Squibb Co.                                          2,748
  79,200   Upjohn Co.                                                        3,534
                                                                          --------
                                                                            12,209
                                                                          --------
  INDUSTRIAL (3.6%)
 147,300   Hanson plc ADR                                                    2,394
  57,100   Rockwell International Corp.                                      2,698
                                                                          --------
                                                                             5,092
                                                                          --------
  INSURANCE (6.2%)
  78,900   American General Corp.                                            2,949
  67,800   Aon Corp.                                                         2,771
  51,000   St. Paul Cos., Inc.                                               2,977
                                                                          --------
                                                                             8,697
                                                                          --------
  METALS (1.7%)
  37,200   Phelps Dodge Corp.                                                2,330
                                                                          --------
  TECHNOLOGY (3.8%)
  68,000   Apple Computer, Inc.                                              2,533
  51,200   Harris Corp.                                                      2,810
                                                                          --------
                                                                             5,343
                                                                          --------
  TRANSPORTATION (4.2%)
  41,600   Burlington Northern, Inc.                                         3,016
 116,000   Ryder System, Inc.                                                2,944
                                                                          --------
                                                                             5,960
                                                                          --------
  UTILITIES (9.2%)
 101,600   General Public Utilities Corp.                                    3,162
  92,500   Northern Indiana Public Service Co.                               3,226
 135,300   Pinnacle West Capital Corp.                                       3,552
  85,800   Texas Utilities Co.                                               2,992
                                                                          --------
                                                                            12,932
                                                                          --------
TOTAL COMMON STOCKS (Cost $120,506)                                        135,055
                                                                          --------

  FACE
 AMOUNT                                                                   VALUE
 (000)                                                                    (000)
--------                                                                 --------
SHORT-TERM INVESTMENT (3.7%)
  REPURCHASE AGREEMENT (3.7%)
$  5,263   Chase Manhattan Bank, N.A. 6.00%, dated 9/29/95, due
            10/02/95, to be repurchased at $5,266, collateralized by
            $4,960 United States Treasury Bonds, 7.25%, due 5/15/16,
            valued at $5,369 (Cost $5,263)                               $ 5,263
                                                                         --------
TOTAL INVESTMENTS (99.9%) (Cost $125,769)                                140,318
                                                                         --------
OTHER ASSETS AND LIABILITIES (0.1%)
  Other Assets                                                               339
  Liabilities                                                               (204)
                                                                         --------
                                                                             135
                                                                         --------

NET ASSETS (100%)                                                        $140,453
                                                                         --------
                                                                         --------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 10,202,233 outstanding $.001 par value shares
  (authorized 500,000,000 shares)                                         $13.77
                                                                         --------
                                                                         --------

-------------
ADR -- American Depositary Receipt